Exhibit 4.2

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

TO

JPMORGAN CHASE BANK, N.A.
(formerly known as THE CHASE MANHATTAN BANK),
(successor to Morgan Guaranty Trust Company of New York,
formerly Guaranty Trust Company of New York)
as Trustee under
The Cleveland Electric Illuminating Company’s Mortgage
and Deed of Trust, Dated July 1, 1940

Eighty-eighth Supplemental Indenture

Dated as of July 1, 2005

First Mortgage Bonds, Pledge Series B of 2005 due 2034
First Mortgage Bonds, Pledge Series C of 2005 due 2034
First Mortgage Bonds, Pledge Series D of 2005 due 2035

Eighty-eighth Supplemental Indenture, dated as of July 1, 2005, made by and between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (the “Company”), and JPMORGAN CHASE BANK, N.A. (formerly known as THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank (National Association), which in turn was successor to Morgan Guaranty Trust Company of New York, formerly Guaranty Trust Company of New York), a national banking association (the “Trustee”), as Trustee under the Mortgage and Deed of Trust dated July 1, 1940, hereinafter mentioned:

RECITALS

In order to secure First Mortgage Bonds of the Company (“Bonds”), the Company has heretofore executed and delivered to the Trustee the Mortgage and Deed of Trust dated July 1, 1940 (the “1940 Mortgage”) and eighty-seven Supplemental Indentures thereto; and

The 1940 Mortgage, as supplemented and modified by said Supplemental Indentures and by this Eighty-eighth Supplemental Indenture, will be hereinafter collectively referred to as the “Indenture” and this Eighty-eighth Supplemental Indenture will be hereinafter referred to as “this Supplemental Indenture”; and

The Indenture provides among other things that the Company, from time to time, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to other provisions therein, may execute and deliver additional Bonds to the Trustee and the Trustee shall thereupon authenticate and deliver such Bonds to or upon the order of the Company; and

The Company has determined to create pursuant to the provisions of the Indenture three new series of first mortgage bonds designated as “First Mortgage Bonds, Pledge Series B of 2005 due 2034” (the “Series B Bonds”), “First Mortgage Bonds, Pledge Series C of 2005 due 2034” (the “Series C Bonds”) and “First Mortgage Bonds, Pledge Series D of 2005 due 2035” (the “Series D Bonds”), with the respective denominations, rates of interest, date of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

The Series B Bonds are to be limited in aggregate principal amount to $40,900,000 and are to be issued by the Company and delivered to Financial Guaranty Insurance Company, a New York stock insurance corporation (the “Insurer”), pursuant to an Insurance Agreement, dated as of July 1, 2005 (the “Water Insurance Agreement”), between the Company and the Insurer under which (i) the Insurer has agreed to issue a municipal bond new issue insurance policy (the "Water Policy") insuring the payment of the principal of and interest on, and for the benefit of the holders of, $40,900,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (The Cleveland Electric Illuminating Company Project) (the "Water Bonds") to be issued by the Ohio Water Development Authority, and (ii) the Company has agreed to deliver to the Insurer a series of its first mortgage bonds as security for the Company's obligation to reimburse the Insurer in respect of payments made by the Insurer under the Water Policy; and

The Series C Bonds are to be limited in aggregate principal amount to $2,900,000 and are to be issued by the Company and delivered to the Insurer pursuant to an Insurance Agreement, dated as of July 1, 2005 (the “Air Insurance Agreement”), between the Company and the Insurer under which (i) the Insurer has agreed to issue a municipal bond new issue insurance policy (the “Air Policy") insuring the payment of the principal of and interest on, and for the benefit of the holders of, $2,900,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (The Cleveland Electric Illuminating Company Project) (the “Air Bonds”) to be issued by the Ohio Air Quality Development Authority, and (ii) the Company has agreed to deliver to the Insurer a series of its first mortgage bonds as security for the Company's obligation to reimburse the Insurer in respect of payments made by the Insurer under the Air Policy; and

The Series D Bonds are to be limited in aggregate principal amount to $45,150,000 and are to be issued by the Company and delivered to the Insurer pursuant to an Insurance Agreement, dated as of July 1, 2005 (the “BCIDA Insurance Agreement”), between the Company and the Insurer under which (i) the Insurer has agreed to issue a municipal bond new issue insurance policy (the “BCIDA Policy") insuring the payment of the principal of and interest on, and for the benefit of the holders of, $45,150,000 aggregate principal amount of Pollution Control Revenue Refunding Bonds, Series 2005-B (The Cleveland Electric Illuminating Company Project) (the “BCIDA Bonds”) to be issued by the Beaver County Industrial Development Authority, and (ii) the Company has agreed to deliver to the Insurer a series of its first mortgage bonds as security for the Company's obligation to reimburse the Insurer in respect of payments made by the Insurer under the BCIDA Policy; and

The Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Supplemental Indenture in the form hereof for the purposes herein provided; and

All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

That The Cleveland Electric Illuminating Company, in consideration of the premises and of the mutual covenants herein contained and of the sum of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the Trust under the Indenture, for the benefit of those who shall hold the Bonds and coupons, if any, issued and to be issued thereunder and under this Supplemental Indenture as hereinafter provided, as follows:

ARTICLE I

CONFIRMATION OF 1940
MORTGAGE AND SUPPLEMENTAL INDENTURES

The 1940 Mortgage (as modified in Article V of the Supplemental Indenture dated December 1, 1947, Article V of the Supplemental Indenture dated May 1, 1954, Article V of the Supplemental Indenture dated March 1, 1958, Article V of the Supplemental Indenture dated January 15, 1969, Article III of the Supplemental Indenture dated November 23, 1976 and Article III of the Supplemental Indenture dated April 15, 1985) and the Supplemental Indentures dated July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1, 1958, April 1, 1959, December 20, 1967, January 15, 1969, November 1, 1969, June 1, 1970, November 15, 1970, May 1, 1974, April 15, 1975, April 16, 1975, May 28, 1975, February 1, 1976, November 23, 1976, July 26, 1977, September 27, 1977, May 1, 1978, September 1, 1979, April 1, 1980, April 15, 1980, May 28, 1980, June 9, 1980, December 1, 1980, July 28, 1981, August 1, 1981, March 1, 1982, July 15, 1982, September 1, 1982, November 1, 1982, November 15, 1982, May 24, 1983, May 1, 1984, May 23, 1984, June 27, 1984, September 4, 1984, November 14, 1984, November 15, 1984, April 15, 1985, May 28, 1985, August 1, 1985, September 1, 1985, November 1, 1985, April 15, 1986, May 14, 1986, May 15, 1986, February 25, 1987, October 15, 1987, February 24, 1988, September 15, 1988, May 15, 1989, June 13, 1989, October 15, 1989, January 1, 1990, June 1, 1990, August 1, 1990, May 1, 1991, May 1, 1992, July 31, 1992, January 1, 1993, February 1, 1993, May 20, 1993, June 1, 1993, September 15, 1994, May 1, 1995, May 2, 1995, June 1, 1995, July 15, 1995, August 1, 1995, June 15, 1997, August 1, 1997, October 15, 1997, June 1, 1998 and October 1, 1998, October 1, 1998, April 1, 1999, June 30, 1999, January 15, 2000, May 15, 2002, October 1, 2002, September 1, 2004, October 1, 2004, and April 1, 2005, respectively, are hereby in all respects confirmed.

ARTICLE II

CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
AMOUNT AND FORM OF SERIES B BONDS

Section 2.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as “First Mortgage Bonds, Pledge Series B of 2005 due 2034” of the Company and hereinabove and hereinafter called the “Series B Bonds.” The Series B Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

Section 2.02 The Series B Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.

Section 2.03 The Series B Bonds shall be dated the date of authentication, shall mature on January 1, 2034, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series B Bonds to equal the amount of interest payable on the Water Bonds, such interest to be payable on the same dates as interest is payable on the Water Bonds (each such date hereinafter called an “interest payment date”) on and until maturity, or, in the case of any such Series B Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series B Bonds, until the Company’s obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the Water Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Series B Bonds outstanding from time to time.

Section 2.04 The Series B Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Except as hereinafter provided, each Series B Bond shall bear interest (a) from the interest payment date next preceding the date of such Series B Bond to which interest has been paid, or (b) if the date of such Series B Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from the date of initial issue. The Trustee may rely upon the certification of the Insurer (i) of the interest rate of, interest accrual date for, interest payment dates of and basis on which interest is computed for, the Water Bonds as necessary to enable the Trustee to determine for the Series B Bonds their corresponding interest rate, amount of interest due, interest payment dates and basis on which interest shall be computed, (ii) with respect to its payments under the Water Policy and (iii) as to whether the Release Date has occurred.

The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series B Bonds shall be registered at the close of business on the record date therefore, which shall be the 15th day next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series B Bonds are registered at the close of business on a date (the “Subsequent Record Date”) not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series B Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

Section 2.05 In the manner and subject to the limitations provided in the Indenture, Series B Bonds may be exchanged for a like aggregate principal amount of Series B Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

Except as otherwise provided in Section 2.03 of this Article II with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series B Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

Section 2.06 The Series B Bonds shall be redeemable only to the extent provided in this Article II, subject to the provisions contained in Article V of the Indenture and the form of Series B Bond hereinafter set forth.

Section 2.07 Subject to the applicable provisions of the Indenture and the form of Series B Bond hereinafter set forth, written notice of redemption of Series B Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series B Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series B Bonds. Any notice of redemption shall be mailed at least thirty (30) days, but no more than sixty (60) days, prior to the redemption date.

Section 2.08 The Series B Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, as stated in the form of the Series B Bond hereinafter set forth. The Series B Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

Section 2.09 The Company’s obligation to pay principal of or interest on the Series B Bonds shall be fully or partially satisfied as stated in the form of Series B Bond hereinafter set forth.

Section 2.10 From and after the Release Date (as defined in the Water Insurance Agreement), all Series B Bonds shall be deemed fully paid, satisfied and discharged and all obligations of the Company thereunder shall be terminated. Upon notification of the occurrence of the Release Date from the Company, each holder of Series B Bonds shall surrender such Series B Bonds to the Trustee for cancellation, whereupon the Trustee shall cancel the same.

Section 2.11 Series B Bonds shall not be transferable except to a successor to the Insurer under the Water Insurance Agreement or as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

Section 2.12 The aggregate principal amount of Series B Bonds which may be authenticated and delivered hereunder shall not exceed $40,900,000, except as otherwise provided in the Indenture.

Section 2.13 The form of the fully registered Series B Bonds, and of the Trustee’s certificate of authentication thereon, shall be substantially as follows:

[FORM OF FULLY REGISTERED SERIES B BOND]

This Bond is not transferable except to a successor to Financial Guaranty Insurance Company (the “Insurer”) under the Insurance Agreement, dated as of July 1, 2005, between the Company and the Insurer, as amended or supplemented, or in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
Incorporated under the laws of the State of Ohio

First Mortgage Bond, Pledge Series B of 2005 due 2034

No. ____                 $___________

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the “Company,” which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns, the sum of _____________________________________________ Dollars ($________________) or the aggregate unpaid principal amount hereof, whichever is less, on January 1, 2034, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Pledge Bonds (hereinafter defined) to equal the amount of interest payable on such interest payment date on the Water Bonds (hereinafter defined). Such interest shall be payable on the same dates as interest is payable on said Water Bonds (each such date hereinafter called an “interest payment date”), until maturity or redemption of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (hereinafter defined). The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the Water Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Pledge Bonds outstanding from time to time.

Except as hereinafter provided, this Bond shall bear interest (a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial issue.

Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Corporate Secretary (whose signature may be manual or a facsimile thereof).

Dated:
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

Attest:	By:

Vice President

__________________________
Corporate Secretary

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

JPMORGAN CHASE BANK, N.A., TRUSTEE

By:

Authorized Officer

[Reverse of Form of Bond]

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

First Mortgage Bond, Pledge Series B of 2005 due 2034

This Bond is one of the duly authorized Bonds of the Company (herein called the “Bonds”), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Trustee (herein called the “Trustee”), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the “Indenture”) to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Pledge Series B of 2005 due 2034 (herein called the “Pledge Bonds”) limited, except as otherwise provided in the Indenture, in aggregate principal amount to $40,900,000, issued under and secured by the Indenture and described in the Eighty-eighth Supplemental Indenture dated as of July 1, 2005, between the Company and the Trustee (herein called the “Supplemental Indenture”).

The Pledge Bonds have been delivered by the Company to Financial Guaranty Insurance Company, a New York stock insurance corporation (the “Insurer”), to (i) provide for payment of the Company’s obligations to make payments to the Insurer under an Insurance Agreement, dated as of July 1, 2005 (the “Water Insurance Agreement”), between the Company and the Insurer, and (ii) provide to the Insurer the benefits of the security provided for the Pledge Bonds. The Water Insurance Agreement has been entered into by the Company in connection with the issuance by the Insurer of a municipal bond new issue insurance policy (the “Water Policy”) insuring the payment of the principal of and interest on and for the benefit of the holders of $40,900,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (The Cleveland Electric Illuminating Company Project) (the “Water Bonds”) issued on behalf of the Company by the Ohio Water Development Authority and under the Trust Indenture, dated as of July 1, 2005 (the “Water Bond Indenture”), between the Authority and J.P. Morgan Trust Company, National Association, as trustee (such trustee and any successor trustee being hereinafter referred to as the “Water Bond Trustee”). Payments made by the Company of principal and interest on the Pledge Bonds are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Water Bonds pursuant to the Water Policy.

The Pledge Bonds are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Water Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

The Company’s obligation to make payments with respect to interest on the Pledge Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of interest on the Water Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Water Policy), as the case may be, or there shall have been deposited with the Water Bond Trustee pursuant to the Water Bond Indenture trust funds sufficient to fully or partially pay, as the case may be, the corresponding amount then due of interest on the Water Bonds (other than by the application of the proceeds of any payment by the Insurer under the Water Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to interest on the Pledge Bonds only to the extent that the Insurer has made a payment with respect to the Water Bonds under the Water Policy, such interest to accrue from the date from which interest then accrues on the Water Bonds.

Upon payment of the principal of any Water Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Water Bond Indenture (other than by the application of the proceeds of any payment by the Insurer under the Water Policy), Pledge Bonds in a principal amount equal to the principal amount of such Water Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Pledge Bonds shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Water Insurance Agreement), the Pledge Bonds shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Pledge Bonds shall be surrendered to and canceled by the Trustee.

The Trustee may conclusively assume that all payments due with respect to the principal of and interest on the Water Bonds have been fully paid or provided for unless and until it shall have received written notice to the contrary from the Water Bond Trustee or the Insurer.

The Pledge Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the Insurer, confirmed in writing by the Water Bond Trustee, stating that the principal amount of all Water Bonds then outstanding under the Water Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the Water Bond Indenture, specifying the date of the accelerated maturity of such Water Bonds and the date or dates from which interest on the Water Bonds has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular Water Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Pledge Bonds plus accrued interest thereon to the date fixed for such redemption from the date or dates from which interest on the Water Bonds has then accrued. The date fixed for such redemption shall be set forth in the aforesaid written advice and shall not be (i) earlier than the later of (a) the date specified in such written advice as the date of accelerated maturity of the Water Bonds then outstanding under the Water Bond Indenture, and (b), unless the registered owner or owners of the Pledge Bonds, waives the requirement of notice of such redemption, forty five days after the Trustee’s receipt of such written advice and (ii) later than fifty days after such date of accelerated maturity. Any required notice of redemption (or if the requirement for such notice is waived, such redemption) shall become null and void for all purposes under the Indenture upon receipt by the Trustee of written notice from the Insurer of the annulment of the acceleration of the maturity of the Water Bonds then outstanding under the Water Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption (or if the requirement for such notice is waived, specified in the aforesaid written advice), and thereupon no redemption of the Pledge Bonds and no payment in respect thereof as specified in such notice of redemption (or if the requirement for such notice is waived, as specified in the aforesaid written advice) shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Insurer or impair any right consequent on such subsequent written advice.

Unless the requirement for such notice is waived in accordance with the preceding paragraph, any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Pledge Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in the Supplemental Indenture, subject to the provisions of the Indenture.

The Pledge Bonds are not otherwise redeemable prior to their maturity.

In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 60% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 60% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. Pursuant to the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has reserved the right to modify the Indenture to except and exclude nuclear fuel (to the extent, if any, not otherwise excepted and excluded) from the lien and operation thereof without any vote, consent or other action by the holders of Bonds.

If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

Subject to the limitations provided in the Indenture and Section 2.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. The Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

[END OF FORM OF FULLY REGISTERED SERIES B BOND]

ARTICLE III

CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
AMOUNT AND FORM OF SERIES C BONDS

Section 3.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as “First Mortgage Bonds, Pledge Series C of 2005 due 2034” of the Company and hereinabove and hereinafter called the “Series C Bonds.” The Series C Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

Section 3.02 The Series C Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.

Section 3.03 The Series C Bonds shall be dated the date of authentication, shall mature on January 1, 2034, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series C Bonds to equal the amount of interest payable on the Air Bonds, such interest to be payable on the same dates as interest is payable on the Air Bonds (each such date hereinafter called an “interest payment date”) on and until maturity, or, in the case of any such Series C Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series C Bonds, until the Company’s obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the Air Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Series C Bonds outstanding from time to time.

Section 3.04 The Series C Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Except as hereinafter provided, each Series C Bond shall bear interest (a) from the interest payment date next preceding the date of such Series C Bond to which interest has been paid, or (b) if the date of such Series C Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from the date of initial issue. The Trustee may rely upon the certification of the Insurer (i) of the interest rate of, interest accrual date for, interest payment dates of and basis on which interest is computed for, the Air Bonds as necessary to enable the Trustee to determine for the Series C Bonds their corresponding interest rate, amount of interest due, interest payment dates and basis on which interest shall be computed, (ii) with respect to its payments under the Air Policy and (iii) as to whether the Release Date has occurred.

The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series C Bonds shall be registered at the close of business on the record date therefore, which shall be the 15th day next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series C Bonds are registered at the close of business on a date (the “Subsequent Record Date”) not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series C Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

Section 3.05 In the manner and subject to the limitations provided in the Indenture, Series C Bonds may be exchanged for a like aggregate principal amount of Series C Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

Except as otherwise provided in Section 3.03 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series C Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

Section 3.06 The Series C Bonds shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in Article V of the Indenture and the form of Series C Bond hereinafter set forth.

Section 3.07 Subject to the applicable provisions of the Indenture and the form of Series C Bond hereinafter set forth, written notice of redemption of Series C Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series C Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series C Bonds. Any notice of redemption shall be mailed at least thirty (30) days, but no more than sixty (60) days, prior to the redemption date.

Section 3.08 The Series C Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, as stated in the form of the Series C Bond hereinafter set forth. The Series C Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

Section 3.09 The Company’s obligation to pay principal of or interest on the Series C Bonds shall be fully or partially satisfied as stated in the form of Series C Bond hereinafter set forth.

Section 3.10 From and after the Release Date (as defined in the Air Insurance Agreement), all Series C Bonds shall be deemed fully paid, satisfied and discharged and all obligations of the Company thereunder shall be terminated. Upon notification of the occurrence of the Release Date from the Company, each holder of Series C Bonds shall surrender such Series C Bonds to the Trustee for cancellation, whereupon the Trustee shall cancel the same.

Section 3.11 Series C Bonds shall not be transferable except to a successor to the Insurer under the Air Insurance Agreement or as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

Section 3.12 The aggregate principal amount of Series C Bonds which may be authenticated and delivered hereunder shall not exceed $2,900,000, except as otherwise provided in the Indenture.

Section 3.13 The form of the fully registered Series C Bonds, and of the Trustee’s certificate of authentication thereon, shall be substantially as follows:

[FORM OF FULLY REGISTERED SERIES C BOND]

This Bond is not transferable except to a successor to Financial Guaranty Insurance Company (the “Insurer”) under the Insurance Agreement, dated as of July 1, 2005, between the Company and the Insurer, as amended or supplemented, or in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
Incorporated under the laws of the State of Ohio

First Mortgage Bond, Pledge Series C of 2005 due 2034

No. ____                 $___________

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the “Company,” which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns, the sum of _____________________________________________ Dollars ($________________) or the aggregate unpaid principal amount hereof, whichever is less, on January 1, 2034, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Pledge Bonds (hereinafter defined) to equal the amount of interest payable on such interest payment date on the Air Bonds (hereinafter defined). Such interest shall be payable on the same dates as interest is payable on said Air Bonds (each such date hereinafter called an “interest payment date”), until maturity or redemption of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (hereinafter defined). The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the Air Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Pledge Bonds outstanding from time to time.

Except as hereinafter provided, this Bond shall bear interest (a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial issue.

Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Corporate Secretary (whose signature may be manual or a facsimile thereof).

Dated:	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

Attest	By:

Vice President

______________________________
Corporate Secretary

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

JPMORGAN CHASE BANK, N.A. TRUSTEE

By:

Authorized Officer

[Reverse of Form of Bond]

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

First Mortgage Bond, Pledge Series C of 2005 due 2034

This Bond is one of the duly authorized Bonds of the Company (herein called the “Bonds”), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Trustee (herein called the “Trustee”), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the “Indenture”) to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Pledge Series C of 2005 due 2034 (herein called the “Pledge Bonds”) limited, except as otherwise provided in the Indenture, in aggregate principal amount to $2,900,000, issued under and secured by the Indenture and described in the Eighty-eighth Supplemental Indenture dated as of July 1, 2005, between the Company and the Trustee (herein called the “Supplemental Indenture”).

The Pledge Bonds have been delivered by the Company to Financial Guaranty Insurance Company, a New York stock insurance corporation (the “Insurer”), to (i) provide for payment of the Company’s obligations to make payments to the Insurer under an Insurance Agreement, dated as of July 1, 2005 (the “Air Insurance Agreement”), between the Company and the Insurer, and (ii) provide to the Insurer the benefits of the security provided for the Pledge Bonds. The Insurance Agreement has been entered into by the Company in connection with the issuance by the Insurer of a municipal bond new issue insurance policy (the “Air Policy”) insuring the payment of the principal of and interest on and for the benefit of the holders of $2,900,000 aggregate principal amount of the State of Ohio Pollution Control Revenue Refunding Bonds, Series 2005-A (The Cleveland Electric Illuminating Company Project) (the “Air Bonds”) issued on behalf of the Company by the Ohio Air Quality Development Authority and under the Trust Indenture, dated as of July 1, 2005 (the “Air Bond Indenture”), between the Authority and J.P. Morgan Trust Company, National Association, as trustee (such trustee and any successor trustee being hereinafter referred to as the “Air Bond Trustee”). Payments made by the Company of principal and interest on the Pledge Bonds are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the Air Bonds pursuant to the Air Policy.

The Pledge Bonds are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the Air Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

The Company’s obligation to make payments with respect to interest on the Pledge Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of interest on the Air Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the Air Policy), as the case may be, or there shall have been deposited with the Air Bond Trustee pursuant to the Air Bond Indenture trust funds sufficient to fully or partially pay, as the case may be, the corresponding amount then due of interest on the Air Bonds (other than by the application of the proceeds of any payment by the Insurer under the Air Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to interest on the Pledge Bonds only to the extent that the Insurer has made a payment with respect to the Air Bonds under the Air Policy, such interest to accrue from the date from which interest then accrues on the Air Bonds.

Upon payment of the principal of any Air Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Air Bond Indenture (other than by the application of the proceeds of any payment by the Insurer under the Air Policy), Pledge Bonds in a principal amount equal to the principal amount of such Air Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Pledge Bonds shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the Air Insurance Agreement), the Pledge Bonds shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Pledge Bonds shall be surrendered to and canceled by the Trustee.

The Trustee may conclusively assume that all payments due with respect to the principal of and interest on the Air Bonds have been fully paid or provided for unless and until it shall have received written notice to the contrary from the Air Bond Trustee or the Insurer.

The Pledge Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the Insurer, confirmed in writing by the Air Bond Trustee, stating that the principal amount of all Air Bonds then outstanding under the Air Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the Air Bond Indenture, specifying the date of the accelerated maturity of such Air Bonds and the date or dates from which interest on the Air Bonds has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular Air Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Pledge Bonds plus accrued interest thereon to the date fixed for such redemption from the date or dates from which interest on the Air Bonds has then accrued. The date fixed for such redemption shall be set forth in the aforesaid written advice and shall not be (i) earlier than the later of (a) the date specified in such written advice as the date of accelerated maturity of the Air Bonds then outstanding under the Air Bond Indenture, and (b), unless the registered owner or owners of the Pledge Bonds, waives the requirement of notice of such redemption, forty five days after the Trustee’s receipt of such written advice and (ii) later than fifty days after such date of accelerated maturity. Any required notice of redemption (or if the requirement for such notice is waived, such redemption) shall become null and void for all purposes under the Indenture upon receipt by the Trustee of written notice from the Insurer of the annulment of the acceleration of the maturity of the Air Bonds then outstanding under the Air Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption (or if the requirement for such notice is waived, specified in the aforesaid written advice), and thereupon no redemption of the Pledge Bonds and no payment in respect thereof as specified in such notice of redemption (or if the requirement for such notice is waived, as specified in the aforesaid written advice) shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Insurer or impair any right consequent on such subsequent written advice.

Unless the requirement for such notice is waived in accordance with the preceding paragraph, any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Pledge Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in the Supplemental Indenture, subject to the provisions of the Indenture.

The Pledge Bonds are not otherwise redeemable prior to their maturity.

In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 60% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 60% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. Pursuant to the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has reserved the right to modify the Indenture to except and exclude nuclear fuel (to the extent, if any, not otherwise excepted and excluded) from the lien and operation thereof without any vote, consent or other action by the holders of Bonds.

If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

Subject to the limitations provided in the Indenture and Section 3.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. The Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

[END OF FORM OF FULLY REGISTERED SERIES C BOND]

ARTICLE IV

CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
AMOUNT AND FORM OF SERIES D BONDS

Section 4.01 The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as “First Mortgage Bonds, Pledge Series D of 2005 due 2035” of the Company and hereinabove and hereinafter called the “Series D Bonds.” The Series D Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

Section 4.02 The Series D Bonds shall be issued as fully registered Bonds only, without coupons, in the denominations of $1,000 and any integral multiple thereof.

Section 4.03 The Series D Bonds shall be dated the date of authentication, shall mature on January 1, 2035, and shall bear interest from the time hereinafter provided at such rate per annum on each interest payment date hereinafter defined as shall cause the amount of interest payable on such Series D Bonds to equal the amount of interest payable on the BCIDA Bonds, such interest to be payable on the same dates as interest is payable on the BCIDA Bonds (each such date hereinafter called an “interest payment date”) on and until maturity, or, in the case of any such Series D Bonds duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any such Series D Bonds, until the Company’s obligation with respect to the payment of the principal shall be discharged as provided in the Indenture. The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the BCIDA Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Series D Bonds outstanding from time to time.

Section 4.04 The Series D Bonds shall be payable as to principal and interest at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Except as hereinafter provided, each Series D Bond shall bear interest (a) from the interest payment date next preceding the date of such Series D Bond to which interest has been paid, or (b) if the date of such Series D Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from the date of initial issue. The Trustee may rely upon the certification of the Insurer (i) of the interest rate of, interest accrual date for, interest payment dates of and basis on which interest is computed for, the BCIDA Bonds as necessary to enable the Trustee to determine for the Series D Bonds their corresponding interest rate, amount of interest due, interest payment dates and basis on which interest shall be computed, (ii) with respect to its payments under the BCIDA Policy and (iii) as to whether the Release Date has occurred.

The interest payable on any interest payment date shall be paid to the respective persons in whose names the Series D Bonds shall be registered at the close of business on the record date therefore, which shall be the 15th day next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date (other than an interest payment date that is a redemption date or maturity date), such defaulted interest shall be paid to the respective persons in whose names such outstanding Series D Bonds are registered at the close of business on a date (the “Subsequent Record Date”) not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Series D Bonds not less than 10 days next preceding such Subsequent Record Date. If any interest payment date should fall on a day that is not a business day, then such interest payment date shall be the next succeeding business day.

Section 4.05 In the manner and subject to the limitations provided in the Indenture, Series D Bonds may be exchanged for a like aggregate principal amount of Series D Bonds of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

Except as otherwise provided in Section 4.03 of this Article IV with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Series D Bond is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

Section 4.06 The Series D Bonds shall be redeemable only to the extent provided in this Article IV, subject to the provisions contained in Article V of the Indenture and the form of Series D Bond hereinafter set forth.

Section 4.07 Subject to the applicable provisions of the Indenture and the form of Series D Bond hereinafter set forth, written notice of redemption of Series D Bonds pursuant to this Supplemental Indenture shall be given by the Trustee by mailing to each registered owner of such Series D Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Series D Bonds. Any notice of redemption shall be mailed at least thirty (30) days, but no more than sixty (60) days, prior to the redemption date.

Section 4.08 The Series D Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, as stated in the form of the Series D Bond hereinafter set forth. The Series D Bonds shall not otherwise be subject to redemption by the Company prior to maturity.

Section 4.09 The Company’s obligation to pay principal of or interest on the Series D Bonds shall be fully or partially satisfied as stated in the form of Series D Bond hereinafter set forth.

Section 4.10 From and after the Release Date (as defined in the BCIDA Insurance Agreement), all Series D Bonds shall be deemed fully paid, satisfied and discharged and all obligations of the Company thereunder shall be terminated. Upon notification of the occurrence of the Release Date from the Company, each holder of Series D Bonds shall surrender such Series D Bonds to the Trustee for cancellation, whereupon the Trustee shall cancel the same.

Section 4.11 Series D Bonds shall not be transferable except to a successor to the Insurer under the BCIDA Insurance Agreement or as may be necessary to comply with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

Section 4.12 The aggregate principal amount of Series D Bonds which may be authenticated and delivered hereunder shall not exceed $45,150,000, except as otherwise provided in the Indenture.

Section 4.13 The form of the fully registered Series D Bonds, and of the Trustee’s certificate of authentication thereon, shall be substantially as follows:

[FORM OF FULLY REGISTERED SERIES D BOND]

This Bond is not transferable except to a successor to Financial Guaranty Insurance Company (the “Insurer”) under the Insurance Agreement, dated as of July 1, 2005, between the Company and the Insurer, as amended or supplemented, or in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
Incorporated under the laws of the State of Ohio

First Mortgage Bond, Pledge Series D of 2005 due 2035

No. ____                 $___________

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the “Company,” which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns, the sum of _____________________________________________ Dollars ($________________) or the aggregate unpaid principal amount hereof, whichever is less, on January 1, 2035, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided, at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Pledge Bonds (hereinafter defined) to equal the amount of interest payable on such interest payment date on the BCIDA Bonds (hereinafter defined). Such interest shall be payable on the same dates as interest is payable on said BCIDA Bonds (each such date hereinafter called an “interest payment date”), until maturity or redemption of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Indenture (hereinafter defined). The amount of interest payable on each interest payment date shall be computed on the same basis as the corresponding amount is computed on the BCIDA Bonds, provided, however, that the aggregate amount of interest payable on any interest payment date shall not exceed an amount which results in an interest rate of more than 12% per annum on the aggregate principal amount of the Pledge Bonds outstanding from time to time.

Except as hereinafter provided, this Bond shall bear interest (a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial issue.

Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the record date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in the Supplemental Indenture (hereinafter referred to). Principal of and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio.

The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof) and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Corporate Secretary or an Assistant Corporate Secretary (whose signature may be manual or a facsimile thereof).

Dated:	THE CLEVELAND ELECTRIC ILLUMINTING COMPANY

Attest:	By:

Vice President

_______________________
Corporate Secretary

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]

This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

JPMORGAN CHASE BANK, N.A., TRUSTEE

By:

Authorized Officer

[Reverse of Form of Bond]

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

First Mortgage Bond, Pledge Series D of 2005 due 2035

This Bond is one of the duly authorized Bonds of the Company (herein called the “Bonds”), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York (subsequently Morgan Guaranty Trust Company of New York and then The Chase Manhattan Bank (National Association)), now succeeded by JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Trustee (herein called the “Trustee”), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the “Indenture”) to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, Pledge Series D of 2005 due 2035 (herein called the “Pledge Bonds”) limited, except as otherwise provided in the Indenture, in aggregate principal amount to $45,150,000, issued under and secured by the Indenture and described in the Eighty-eighth Supplemental Indenture dated as of July 1, 2005, between the Company and the Trustee (herein called the “Supplemental Indenture”).

The Pledge Bonds have been delivered by the Company to Financial Guaranty Insurance Company, a New York stock insurance corporation (the “Insurer”), to (i) provide for payment of the Company’s obligations to make payments to the Insurer under an Insurance Agreement, dated as of July 1, 2005 (the “BCIDA Insurance Agreement”), between the Company and the Insurer, and (ii) provide to the Insurer the benefits of the security provided for the Pledge Bonds. The Insurance Agreement has been entered into by the Company in connection with the issuance by the Insurer of a municipal bond new issue insurance policy (the “BCIDA Policy”) insuring the payment of the principal of and interest on and for the benefit of the holders of $45,150,000 aggregate principal amount of the Pollution Control Revenue Refunding Bonds, Series 2005-B (The Cleveland Electric Illuminating Company Project) (the “BCIDA Bonds”) issued on behalf of the Company by the Beaver County Industrial Development Authority and under the Trust Indenture, dated as of July 1, 2005 (the “BCIDA Bond Indenture”), between the Authority and J.P. Morgan Trust Company, National Association, as trustee (such trustee and any successor trustee being hereinafter referred to as the “BCIDA Bond Trustee”). Payments made by the Company of principal and interest on the Pledge Bonds are intended to be sufficient to reimburse the Insurer for any payments of principal and interest made by the Insurer on the BCIDA Bonds pursuant to the BCIDA Policy.

The Pledge Bonds are not transferable except (i) as required to effect an assignment to a successor of the Insurer under the BCIDA Insurance Agreement or (ii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company.

The Company’s obligation to make payments with respect to interest on the Pledge Bonds shall be fully or partially satisfied and discharged to the extent that, at the time any such payment shall be due, the corresponding amount then due of interest on the BCIDA Bonds shall have been fully or partially paid (other than by the application of the proceeds of any payment by the Insurer under the BCIDA Policy), as the case may be, or there shall have been deposited with the BCIDA Bond Trustee pursuant to the BCIDA Bond Indenture trust funds sufficient to fully or partially pay, as the case may be, the corresponding amount then due of interest on the BCIDA Bonds (other than by the application of the proceeds of any payment by the Insurer under the BCIDA Policy). Notwithstanding anything contained herein or in the Indenture to the contrary, the Company shall be obligated to make payments with respect to interest on the Pledge Bonds only to the extent that the Insurer has made a payment with respect to the BCIDA Bonds under the BCIDA Policy, such interest to accrue from the date from which interest then accrues on the BCIDA Bonds.

Upon payment of the principal of any BCIDA Bonds, whether at maturity or prior to maturity by acceleration, redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the BCIDA Bond Indenture (other than by the application of the proceeds of any payment by the Insurer under the BCIDA Policy), Pledge Bonds in a principal amount equal to the principal amount of such BCIDA Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Pledge Bonds shall be surrendered to and canceled by the Trustee. From and after the Release Date (as defined in the BCIDA Insurance Agreement), the Pledge Bonds shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Pledge Bonds shall be surrendered to and canceled by the Trustee.

The Trustee may conclusively assume that all payments due with respect to the principal of and interest on the BCIDA Bonds have been fully paid or provided for unless and until it shall have received written notice to the contrary from the BCIDA Bond Trustee or the Insurer.

The Pledge Bonds shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive written advice from the Insurer, confirmed in writing by the BCIDA Bond Trustee, stating that the principal amount of all BCIDA Bonds then outstanding under the BCIDA Bond Indenture has been declared due and payable pursuant to the provisions of Section 11.02 of the BCIDA Bond Indenture, specifying the date of the accelerated maturity of such BCIDA Bonds and the date or dates from which interest on the BCIDA Bonds has then accrued and is unpaid (specifying the rate or rates of such accrual and the principal amount of the particular BCIDA Bonds to which such rates apply), stating such declaration of maturity has not been annulled and demanding payment of the principal amount of the Pledge Bonds plus accrued interest thereon to the date fixed for such redemption from the date or dates from which interest on the BCIDA Bonds has then accrued. The date fixed for such redemption shall be set forth in the aforesaid written advice and shall not be (i) earlier than the later of (a) the date specified in such written advice as the date of accelerated maturity of the BCIDA Bonds then outstanding under the BCIDA Bond Indenture, and (b), unless the registered owner or owners of the Pledge Bonds, waives the requirement of notice of such redemption, forty five days after the Trustee’s receipt of such written advice and (ii) later than fifty days after such date of accelerated maturity. Any required notice of redemption (or if the requirement for such notice is waived, such redemption) shall become null and void for all purposes under the Indenture upon receipt by the Trustee of written notice from the Insurer of the annulment of the acceleration of the maturity of the BCIDA Bonds then outstanding under the BCIDA Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of redemption (or if the requirement for such notice is waived, specified in the aforesaid written advice), and thereupon no redemption of the Pledge Bonds and no payment in respect thereof as specified in such notice of redemption (or if the requirement for such notice is waived, as specified in the aforesaid written advice) shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Insurer or impair any right consequent on such subsequent written advice.

Unless the requirement for such notice is waived in accordance with the preceding paragraph, any redemption of the Pledge Bonds shall be made after written notice to the registered owner or owners of such Pledge Bonds, sent by the Trustee by first class mail postage prepaid, at least 30 days and not more than 60 days before the redemption date, unless a shorter notice period is consented to in writing by the registered owner or owners of all Pledge Bonds and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in the Supplemental Indenture, subject to the provisions of the Indenture.

The Pledge Bonds are not otherwise redeemable prior to their maturity.

In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 60% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 60% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Bond. Pursuant to the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has reserved the right to modify the Indenture to except and exclude nuclear fuel (to the extent, if any, not otherwise excepted and excluded) from the lien and operation thereof without any vote, consent or other action by the holders of Bonds.

If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

Subject to the limitations provided in the Indenture and Section 4.11 of the Supplemental Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office or agency of the Company in the Borough of Manhattan, The City of New York or the City of Akron, State of Ohio upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon new fully registered Pledge Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new fully registered Pledge Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. The Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

No recourse shall be had for the payment of the principal of or the interest on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution or statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

[END OF FORM OF FULLY REGISTERED SERIES D BOND]

ARTICLE V

THE TRUSTEE

Section 5.01 The Trustee hereby accepts the trusts hereby declared and provided upon the terms and conditions in the Indenture set forth and upon the terms and conditions set forth in this Article V.

Section 5.02 The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate.

Section 5.03 For purposes of this Supplemental Indenture (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, any agency duly appointed by resolution of the Board of Directors of the Company or any officer’s certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to Article XIII of the Indenture, (b) a written demand from, or certificate of, an agency of the Company shall mean a written demand or certificate executed by the president, any vice president or any trust officer of, or any other person authorized to act for, such agency, as such, and (c) a certification of the Insurer shall mean a written certificate executed by the president, any vice president or any authorized officer of the Insurer.

Section 5.04 The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Series B Bonds, Series C Bonds or Series D Bonds, to execute and deliver to the Trustee an instrument in which such agency shall:

(a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

(b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

(c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

ARTICLE VI

MISCELLANEOUS PROVISIONS

This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

EXECUTION

IN WITNESS WHEREOF, said The Cleveland Electric Illuminating Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Corporate Secretary or an Assistant Corporate Secretary, and said JPMorgan Chase Bank, N.A., in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or one of its Trust Officers, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Secretaries or authorized officers, all as of the day and year first above written.

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

By:

Richard H. Marsh, Senior Vice President and Chief Financial Officer

[SEAL]

Attest:

___________________________________
David W. Whitehead, Corporate Secretary

Signed, sealed and acknowledged by
The Cleveland Electric Illuminating Company
in the presence of

_________________________________
James G. Smith

_________________________________
Edward J. Morgan

As Witnesses

JPMORGAN CHASE BANK, N.A., AS TRUSTEE

By:

Albert P. Mari, Jr., Vice President

Attest:

__________________________
Lena Aminova, Trust Officer

Signed, sealed and acknowledged by
JPMorgan Chase Bank, N.A.
in the presence of

__________________________
James D. Heaney

__________________________
Paul J. Schmalzel

As witnesses

STATE OF OHIO        )
: ss.:
COUNTY OF SUMMIT )

On this ___ day of June 2005, before me personally appeared Richard H. Marsh and David W. Whitehead, to me personally known, who being by me severally duly sworn, did say that they are a Senior Vice President and Chief Financial Officer and the Corporate Secretary, respectively, of The Cleveland Electric Illuminating Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to the free act and deed of said corporation.

Notary Public Constance E. Roberts Residence - Summit County State Wide Jurisdiction, Ohio My Commission expires October 14, 2007

STATE OF NEW YORK )
: ss.:
COUNTY OF NEW YORK )

On this ___ day of June 2005, before me personally appeared Albert P. Mari, Jr. and Lena Aminova, to me personally known, who being by me severally duly sworn, did say that they are a Vice President and a Trust Officer, respectively, of JPMorgan Chase Bank, N.A., that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to the free act and deed of said corporation.

EMILY FAYAN Notary Public, State of New York No. 01FA4737006 Qualified in Kings County Certificate Filed in New York County Commission Expires December 31, 2005

This instrument prepared by: FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308.